UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

BIO-KEY INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13463	41-1741861
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Crawfords Corner Road, Suite 4116
Holmdel, New Jersey 07733
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (732) 359-1100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 3, 2026, BIO-key International, Inc. (the “Company”) convened its 2026 Annual Meeting of Stockholders (the “Annual Meeting”), which was adjourned and reconvened on Friday, October 2, 2026 and was adjourned and reconvened again on Friday, October 30, 2026, in each case at 10:00 a.m., local time, at the Company’s offices at 101 Crawfords Corner Road, Suite 4116, Holmdel, NJ 07733. All holders of record of the Company’s common stock outstanding as of the close of business on July 15, 2026 were entitled to vote at the Annual Meeting.

As previously reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on October 6, 2026, at the reconvened Annual Meeting held on October 2, 2026, the Company’s stockholders approved Proposals 1, 2 and 3. At the reconvened Annual Meeting held on October 30, 2026, the Company’s stockholders approved Proposal 4 as set forth below. Proposal 4 is more fully described in the Company’s definitive proxy statement on Schedule 14A, filed with the SEC on July 24, 2026 (the “Proxy Statement”), and the supplement to the Proxy Statement filed with the SEC on August 24, 2026 (the “Supplement”).

Proposal 4, which sought stockholder approval, for purposes of complying with Nasdaq Listing Rule 5635(d), of the issuance of up to 1,236,668 shares of the Company’s common stock upon the exercise of warrants issued in the Company’s August 10, 2026 warrant inducement transaction, was approved, and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
129,795	89,849	648	0

No other matters were submitted to a vote at the reconvened Annual Meeting, and the Annual Meeting was concluded.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.

Date: October 30, 2026	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer